FLATBUSH FEDERAL SAVINGS & LOAN ASSOCIATION
                          EXECUTIVE LIFE INSURANCE PLAN



                   FLATBUSH FEDERAL SAVINGS & LOAN ASSOCIATION
                               Brooklyn, New York



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                                        9
                   FLATBUSH FEDERAL SAVINGS & LOAN ASSOCIATION
                          EXECUTIVE LIFE INSURANCE PLAN

                                  INTRODUCTION

     Flatbush Federal Savings & Loan Association (the "Association") wishes to attract and retain highly qualified executives. The Association also wishes to replace the Group Term Life insurance benefit currently provided to Participants with other life insurance as set forth herein. To further these objectives, the Association is willing to divide the death proceeds of certain life insurance policies that are owned by the Association on the lives of the participating executives with the executives' designated beneficiaries.

                                    Article 1
                                   Definitions

     Whenever used in this Plan, the following terms shall have the meanings specified:

     "Base Annual Salary" means the current base annual salary of an Executive Participant at the earliest of (1) the date of such Participant's death; (2) the date of such Participant's Disability; (3) the date such Participant's employment with the Association terminates after a Change in Control (except for Termination for Cause); or (4) the Participant's Normal Retirement Date. With respect to a former Executive who remains a Participant in the Plan, "Base Annual Salary" means the last rate of base annual salary paid to the Executive prior to the Executive's termination of employment.

     "Board" means the Board of Directors of Flatbush Federal Savings & Loan Association.

     "Change in Control" means a change in control of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Association or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or
(iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Association's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Company or similar transaction in which the Association or Company is not the surviving


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institution   occurs;  or  (d)  a  proxy  statement   soliciting   proxies  from
stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or
consolidation   of  the  Company  or  similar   transaction  with  one  or  more
corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding anything in this sub-section to the contrary, a Change in Control shall not be deemed to have occurred upon the conversion of the Company's mutual holding company parent to stock form, or in connection with any reorganization used to effect such a conversion.

     "Company" means Flatbush Federal Bancorp, Inc.

     "Disability" means the occurrence of a sickness, accident or injury which has been determined by the carrier of any individual or group disability insurance policy covering the Participant, or by the Social Security Administration, to be a disability rendering the Participant totally and permanently disabled. The Participant must submit proof to the Association of the carrier's or Social Security Administration's determination upon the request of the Association.

     "Early Retirement Age" means the first date on which the Participant's combined total of age plus years of service equals or exceeds 70, and the years of service equals or exceeds 10.

     "Executive" means those employees selected to participate in the Plan.

     "Insured" means the individual whose life is insured.

     "Insurer" means the insurance company issuing the life insurance policy on the life of the Insured.

     "Normal Retirement Age" means age 65.

     "Normal Retirement Date" means the later of the date on which the Participant attains the Normal Retirement Age or the date that the Participant terminates employment or is terminated for any reason other than Termination for Cause.

     "Participant" means an executive employed by the Association who is designated as a Participant in Appendix A to the Plan and elects in writing to participate in the Plan using the form attached hereto as Appendix B, and by signing a split-dollar endorsement in the form attached hereto in Appendix C for the Policy under which he or she is the Insured.

     "Policy" or "Policies" means the individual insurance policy or policies acquired by the Association for purposes of insuring a Participant's life under this Plan.

     "Plan" means this Flatbush Federal Savings & Loan Association Executive Life Insurance Plan.


                                       2

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     "Terminated  for Cause" or "Termination  for Cause" shall mean  termination because of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar infractions) or a final cease-and-desist order.

     "Years of Service" means the total number of twelve-month periods during which the Participant serves as an employee of the Association.

                                    Article 2
                                  Participation

     2.1 Participation. A Participant may commence participation in this Plan by
         -------------
executing an Election to Participate and a split-dollar endorsement for each Policy. The split- dollar endorsement shall bind the Participant and his or her beneficiaries, assigns and transferees, to the terms and conditions of this Plan.

     2.2 Termination of  Participation.  A Participant's  rights under this Plan
         -----------------------------
shall cease and his or her participation in this Plan shall terminate if any of the following events occur:

         (a)      If the Participant is Terminated for Cause; or

         (b) If the Participant's employment is terminated prior to his Early Retirement Age or Normal Retirement Age for reasons other than Disability or following a Change in Control.

     In the event that the Association decides to maintain the Policy after the Participant's termination of participation in the Plan, other than as set forth in Section 2.3 hereof, the Association shall be the direct beneficiary of the entire death proceeds of the Policy.

     2.3 Maintaining the Policy and Endorsement until Death. If any of the events listed below occur, the Association shall maintain the Policy in full force and effect and, in no event shall the Association amend, terminate or otherwise abrogate the Participant's interest in the Policy, unless the Participant consents to the termination or amendment. The Association may replace the Policy with a comparable insurance policy to cover the benefit provided under this Agreement if the Association and Participant execute a new split-dollar policy endorsement for a comparable benefit.

         (a) Disability. If the Participant's employment is terminated due to Disability.

         (b) Retirement. If the Participant's employment is terminated on or after the Participant's Early Retirement Age or Normal Retirement Age (except for Termination for Cause).

         (c) Change in Control. If the Participant's employment terminates after a Change in Control (except for Termination for Cause).


                                       3

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                                    Article 3
                           Policy Ownership/Interests

     3.1 Participant's Interest. With respect to each Policy, the Participant or
         ----------------------
the Participant's assignee shall have the right to designate the beneficiary of one of the following death benefits:

     (a) If a Participant dies while actively employed by the Association, the death benefit shall equal the following:

         Participant                                     Death Benefit

         Jesus R. Adia                                   $680,000
         John Lotardo                                    $467,000
         Robert Carrano                                  $446,000
         All other executives                            2.5x Base Annual Salary

less all such sums as are payable on behalf of Executive by reason of any group-term insurance coverage provided to Executive by the Association.

     (b) If a Participant dies following termination of employment with the Association when the Participant is entitled to a post-termination benefit under
Section 2.3 hereof, the Participant's death benefit shall be equal to the following:

         Participant                                     Death Benefit

         All Former
         Executives:                                     1.5x Base Annual Salary

     (c) Notwithstanding anything in Sections 3.1(a) or 3.1(b) to the contrary, the death benefit payable with respect to any Participant herein shall not exceed the net at-risk portion of the proceeds after the repayment to the Association of the amounts set forth in Section 3.2 hereof. For these purposes, the net at-risk portion of the proceeds shall equal the total death benefit proceeds less the cash value of the policies.

     (d) The Participant shall also have the right to elect and change settlement options with respect to the Participant's death benefits with the consent of the Association and the Insurer.

     3.2  Association's  Interest.  Except to the extent provided in Section 2.3
          -----------------------
and 3.1(c), the Association shall own the Policies and shall have the right to exercise all incidents of ownership. However, except to the extent provided in
Section 2.3, the Association shall not sell, surrender or transfer ownership of a Policy so long as a Participant has an interest in the Policy. With respect to each Policy, the Association shall be the direct beneficiary of one hundred percent (100%) of the policy's cash value, as that term is defined in the policy contract, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Association.


                                       5
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                                    Article 4
                                    Premiums

     4.1 Premium  Payment.  The  Association  shall pay all  premiums due on all
         ----------------
Policies.

     4.2 Imputed Income.  The  Association  shall annually impute income to each
         --------------
Participant in the minimum amount required under applicable federal tax law and regulations, based on the net death benefit payable to the Participant's beneficiary during the calendar year.

                                    Article 5
                                   Assignment

     Any Participant may assign without consideration all interests in his or her Policy and in this Plan to any person, entity or trust. In the event a Participant shall transfer all of his or her interest in the Policy, then all of that Participant's interest in his or her Policy and in the Plan shall be vested in his or her transferee, who shall be substituted as a party hereunder, and that Participant shall have no further interest in his or her Policy or in this Plan, provided, however, that the income imputed pursuant to Section 4.2 shall continue to be imputed to the Participant if required by applicable federal and/or state tax laws.

                                    Article 6
                                     Insurer

         The Insurer shall be bound only by the terms of their corresponding Policy. Any payments the Insurer makes or actions it takes in accordance with a Policy shall fully discharge it from all claims, suits and demands of all persons relating to that Policy. The Insurer shall not be bound by the provisions of this Plan. The Insurer shall have the right to rely on the Association's representations with regard to any definitions, interpretations, or Policy interests as specified under this Plan.

                                    Article 7
                            Administration and Claim

Section 7.1 Administration.
            ---------------

     The administration of the Plan, the exclusive power to interpret it, and the responsibility for carrying out its provisions are vested in the Board, which may, at any time, by resolution of the Board, delegate such functions to a committee of the Board. The Board shall have the authority to resolve any question under the Plan. The determination of the Board as to the interpretation of the Plan or any disputed question shall be conclusive and final to the extent permitted by applicable law.

Section 7.2 Claims Procedures.
            ------------------

     (a) Claims for benefits under the Plan shall be submitted in writing to the Board.


                                       5

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     (b)  If any claim for benefits is wholly or partially denied,  the claimant shall be given written notice within a reasonable period following the date on which the claim is filed, which notice shall set forth:

          (i)  the specific reason or reasons for the denial;

          (ii) specific reference to pertinent Plan provisions on which the denial is based;

          (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

          (iv) an explanation of the Plan's claim review procedure.

If the claim has not been granted and written notice of the denial of the claim is not furnished in a timely manner following the date on which the claim is filed, the claim shall be deemed denied for the purpose of proceeding to the claim review procedure.

     (c) The claimant or his authorized representative shall have 30 days after receipt of written notification of denial of a claim to request a review of the denial by making written request to the Chairman of the Board, and may review pertinent documents and submit issues and comments in writing within such 30-day period.

     (d) After receipt of the request for review, the Board shall, in a timely manner, render and furnish to the claimant a written decision, which shall include specific reasons for the decision and shall make specific references to pertinent Plan provisions on which it is based. Such decision by the Board shall not be subject to further review. If a decision on review is not furnished to a claimant, the claim shall be deemed to have been denied on review.

     (e) No claimant shall institute any action or proceeding in any state or federal court of law or equity or before any administrative tribunal or arbitrator for a claim for benefits under the Plan until the claimant has first exhausted the provisions set forth in this section.

                                    Article 8
                           Amendments and Termination

     8.1  Amendment or  Termination  of Plan.  Except as  otherwise  provided in
          ----------------------------------
sections 2.3 and 8.2, the Association may amend or terminate the Plan at any time.

     8.2   Amendment or Termination of Plan Upon Change in Control.
           --------------------------------------------------------

Notwithstanding the provisions of section 8.1, in the event of a Change in Control, the Association, or its successor, shall maintain in full force and effect each Policy that is in existence on the date the Change in Control occurs and shall not terminate or otherwise abrogate a Participant's interest in the Policy. However, the Association may replace the Policy with a comparable insurance policy to cover the benefit provided under this Plan to the Participant.


                                       6

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This  section  8.2 shall apply to all  Participants  in the Plan on the date the
Change in Control occurs, including but not limited to (i) a retired Participant who has an interest in a Policy; (ii) a disabled Participant who has an interest in a Policy; and (iii) a Participant whose employment terminates after a Change in Control.

                                    Article 9
                                  Miscellaneous

     9.1  Binding  Effect.  This Plan,  in  conjunction  with each  split-dollar
          ---------------
endorsement, shall bind each Participant and the Association, their beneficiaries, survivors, executors, administrators and transferees and any Policy beneficiary.

     9.2 No Guarantee of  Employment.  This Plan is not an employment  policy or
         ---------------------------
contract. It does not give a Participant the right to remain an employee of the Association, nor does it interfere with the Association's right to discharge a Participant. It also does not require a Participant to remain an employee nor interfere with a Participant's right to terminate employment at any time.

     9.3 Applicable Law. The Plan and all rights  hereunder shall be governed by
         --------------
and construed according to the laws of the State of New York, except to the extent preempted by federal law.

     9.4 Notice. Any notice, consent or demand required or permitted to be given
         ------
under the provisions of this Plan by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his/her last known address as shown in the records of the Association. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

     9.5 Entire  Agreement.  This Plan constitutes the entire agreement  between
         -----------------
the Association and the Participant as to the subject matter hereof. No rights are granted to the Participants by virtue of this Plan other than those specifically set forth herein.

     9.6 Designated  Fiduciary.  For purposes of the Employee  Retirement Income
         ---------------------
Security Act of 1974, if applicable, the Association shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operational responsibilities of the Plan, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     9.7 Severability. If for any reason any provision of this Agreement is held
         ------------
invalid such invalidity shall not affect any other provision of this Agreement not held so invalid, and each such other provision shall, to the full extent consistent with the law, continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision, not held so invalid, and the rest of such provision, together with all other provisions of this Agreement shall, to the full extent consistent with the law, continue in full force and effect.


                                       7
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     9.8  Headings.  The  headings of Sections  herein are  included  solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement.

     9.9  Effective  Date.  The  effective  date of the Plan is  March 1,  2006.
          ---------------

                            [Signature Page Follows]


                                       8

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     IN WITNESS  WHEREOF,  the  Association  has  caused  this  Agreement  to be executed on this _____ day of ____________________, 2006.

ATTEST:                                   FLATBUSH FEDERAL SAVINGS & LOAN
                                          ASSOCIATION



                                          By:      Jesus R. Adia
____________________________________      Title:   President and Chief Executive
Secretary                                          Officer

                                       9

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                                   APPENDIX A



PARTICIPANT                       INSURANCE COMPANY                POLICY NUMBER

                                   APPENDIX B

                             ELECTION TO PARTICIPATE

     I,  ________________________________,  hereby elect to become a Participant in the Plan in accordance with Section 2.1 of the Plan. Additionally, I acknowledge that I have read the Plan document and agree to be bound by its terms.


Executed this ___ day of ______________, 2006.


______________________________
Participant



______________________________
Witness



Accepted by Flatbush Federal Savings & Loan Association:



By: _____________________________________




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                                    EXHIBIT C
                         SPLIT-DOLLAR POLICY ENDORSEMENT
                         -------------------------------

______________ Insurance Company Policy No.             Insured:  ______________
______________ Insurance Company Policy No.

Supplementing and amending the application of Flatbush Federal Savings & Loan Association ("Insurer"), the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

     1. The beneficiary of any remaining death proceeds shall be Flatbush Federal Savings & Loan Association, a federally chartered savings association headquartered in Brooklyn, New York (the "Association").

     2. The beneficiary designated by the Insured, or his/her transferee, shall be entitled to the vested benefit determined in accordance with section 3.1 of the Flatbush Federal Savings & Loan Association Executive Life Insurance Plan.

                                    OWNERSHIP
                                    ---------

     3. The Owner of the Policy shall be the Association. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or his/her transferee in paragraph (4) of this endorsement.

     4. The Insured or his/her transferee shall have the right to assign all rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (1) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

     5. Upon the death of the Insured, the interest of any assignee of the Owner of the Policy designated in paragraph (3) above shall be limited to the portion of the proceeds described in paragraph (2) above.

                                OWNER'S AUTHORITY
                                -----------------

     6. The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release to the Insurer. Any transferee's rights shall be subject to this Endorsement.

Signed in Brooklyn, New York, this ______ day of ________________, 2006.


FLATBUSH FEDERAL SAVINGS & LOAN             ATTEST:
-------------------------------
ASSOCIATION
-----------



By: ____________________________
                                            By:______________________________
                                               Secretary
Its:____________________________



Acceptance and Beneficiary Designation
--------------------------------------

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates _____________________________ as direct beneficiary and ________________________ as contingent beneficiary of the portion of the proceeds described in paragraph (1) above.

Signed in Brooklyn, New York, this ______ day of ________________, 2006.


INSURED:                                           WITNESS:



_______________________________                    _____________________________